EXHIBIT 32.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002.


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Financial Officer of Securac Corp. (the "Company"), hereby certifies to such officers' knowledge, that the Company's Quarterly Report on Form 10-QSB for the period ended June 30, 2005, as amended by Amendment No. 1 thereto on Form 10-QSB/A, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August  29, 2005                       By:  /s/ Paul James Hookham
                                                   -----------------------
                                                   Paul James Hookham,
                                                   Chief Financial Officer